UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2005

SI International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12012 Sunset Hills Road 8th Floor Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

On June 16, 2005, the Stockholders of SI International, Inc. (the “Company”) approved the 2002 Amended and Restated Omnibus Stock Incentive Plan (the “Amended and Restated Plan”), which was previously approved by the Board of Directors in April, 2005.

The Amended and Restated Plan amends and restates the 2002 Stock Incentive Plan (the “Plan”) by (i) increasing the number of shares of common stock reserved and available under the Plan by 1,000,000 shares, (ii) permitting the grant of deferred shares, performance shares and performance units, (iii) prohibiting repricing of options without prior stockholder approval, (iv) limiting the number of shares of common stock subject to awards a participant may receive in any calendar year to 300,000 shares and the number of performance units to 500,000 units and adding other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); (v) eliminating the provision that previously provided for an automatic increase each fiscal year by a number equal to the lesser of 160,000 shares and an amount determined by the Board of Directors, (vi) providing that non-qualified stock option grants will be priced at one hundred percent (100%) of fair market value; (vii) providing for minimum vesting periods of stock bonus awards, restricted common stock awards, stock appreciation rights, deferred shares, and other stock awards subject to the possible acceleration of the vesting schedule at the discretion of the administrator; and (viii) providing that future amendments to the Amended and Restated Plan that increase the number of shares allocated, modify participation requirements, or materially increase benefits accruing to the participants under the Plan will be subject to stockholder approval; and (ix) making other technical changes to the Plan.

Summary of the Amended and Restated Plan.

The Amended and Restated Plan authorizes the issuance of options to purchase shares of common stock and the grant of bonus stock awards, restricted common stock awards, stock appreciation rights, deferred shares, performance shares and performance units. Set forth below is a summary of the material terms of the Amended and Restated Plan.  The statements contained in the summary are intended only to summarize the Amended and Restated Plan and are qualified in their entirety by reference to the Amended and Restated Plan itself. For a more complete description of the terms of the Amended and Restated Plan, refer to Proposal 3 (Approval of the 2002 Amended and Restated Omnibus Stock Incentive Plan) beginning on page 25 of the Company’s 2005 Proxy Statement, as filed with the Securities and Exchange Commission on April 21, 2005 and the Amended and Restated Plan which is attached to the 2005 Proxy Statement as Annex B.

Administration.   Administration of the Amended and Restated Plan has been delegated to the Compensation Committee of the Board of Directors.

Eligibility.   All of our officers and employees, and those of our affiliates, are eligible to participate in the Amended and Restated Plan. Our Directors and other persons that provide consulting services to us and our affiliates are also eligible to participate in the Amended and Restated Plan.

Maximum Shares and Award Limits.   Under the Amended and Restated Plan, the maximum number of shares of common stock that may be subject to awards is 2,920,000. There is no provision for automatically increasing the number of shares of common stock allocated to the Amended and Restated Plan without further approval by the stockholders. No one participant may receive awards for more than 300,000 shares of common stock in any one calendar year. The maximum number of performance units that may be granted to a participant in any one calendar year is 500,000 for each full or fractional year included in the performance period for the award granted during the calendar year.

Stock Options.   The Amended and Restated Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are employees or employees of subsidiaries that are treated as corporations for federal income tax purposes. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000.

The committee will select the participants who are granted options and, consistent with the terms of the Amended and Restated Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price for options intended to qualify as incentive stock options cannot be less than the common stock’s fair market value on the date the option is granted, and in the event a participant is deemed to be a 10% owner of the Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock’s fair market value on the date the option is granted. The option exercise price for non-qualified stock options (not intended to qualify as incentive stock options) cannot be less than the common stock’s fair market value on the date the option is granted. The Amended and Restated Plan prohibits repricing of an outstanding option, and therefore, the committee may not, without the consent of the stockholders, lower the exercise price of an outstanding option. Generally, the option price may be paid in cash, cash equivalents acceptable to the committee, shares of common stock held for at least 6 months prior to the date of exercise, payment through a broker-dealer sale and remittance procedure, a combination of cash and shares of common stock, or pursuant to any other method acceptable to the committee. Options may be exercised in accordance with requirements set by the committee. The maximum period in which an option may be exercised will be fixed by the committee, provided that (a) in order for options to qualify as incentive stock options, the maximum period cannot exceed ten years, and (b) in the event a participant is deemed to be a 10% owner of the Company or one of our corporate affiliates, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options generally will be nontransferable except in the event of the participant’s death, but the committee may allow the transfer of non-qualified stock options.

Unless provided otherwise in a participant’s stock option agreement and subject to the maximum ten year exercise period for the option, an option generally will cease to be exercisable upon the earlier of three months following the participant’s termination of service with us or our affiliate or the expiration date under the terms of the participant’s stock option agreement. The right to exercise an option will expire immediately upon the participant’s termination of service with us if the termination is for cause or is a voluntary termination any time after an event that would be grounds for termination for cause. Upon death or disability, the option exercise period is extended to the earlier of one year from the participant’s termination of service or the expiration date under the terms of the participant’s stock option agreement.

Stock Awards and Performance Based Compensation.   The committee also will select the participants who are granted bonus or restricted common stock awards and, consistent with the terms of the Amended and Restated Plan, will establish the terms of each bonus or restricted common stock award. A bonus or restricted common stock award may be subject to payment by the participant of a purchase price for the shares of common stock subject to the award, and may be subject to vesting requirements or transfer restrictions or both, if so provided by the committee. Those requirements may include, for example, a requirement that the participant complete a specified period of employment with the Company or its affiliate or the achievement of certain performance objectives. Any such performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. In the case of a performance objective for an award intended to qualify as “performance based compensation” under Section 162(m), the performance objectives are limited to specified levels of and increases in our or a business unit’s revenue; return on equity; total earnings; earnings per share; earnings growth; return on capital; return on assets; economic value added; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales growth; gross margin return on investment; increase in the fair market value of the shares (including but not limited to growth measures and total stockholder return); net operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investments (which equals net cash flow divided by total capital); internal rate of return; increase in net present value or expense targets, or obtaining additional or retaining existing customer contracts. A transfer of the shares of common stock subject to a restricted common stock award normally will be restricted prior to vesting. Shares of Common Stock granted in the form of bonus or restricted common stock award will vest and be released from the risk of forfeiture over a period of no less than three (3) years measured from the grant date, and, in the event of performance-based stock awards will vest and be released from the risk of forfeiture over a period of no less than one (1) year from the grant date; provided that the administrator may accelerate the vesting schedule for any bonus or restricted common stock awards, including in the event of a merger, consolidation or asset sale of the Company or in the event of the participant’s death or disability.

Stock Appreciation Rights.   The committee also will select the participants who receive stock appreciation rights under the Amended and Restated Plan. A stock appreciation right entitles the participant to receive a payment of up to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base value for a share of common stock as established by the committee at the time of grant of the award. A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the committee. A stock appreciation right may be granted either alone or in tandem with other awards under the Amended and Restated Plan. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock. Stock appreciation rights will vest over a period of no less than three (3) years from the grant date, and, stock appreciation rights subject to performance-based vesting will vest over a period of no less than one (1) year from the grant date; provided that the administrator may accelerate the vesting schedule for any stock appreciation rights, including in the event of a merger, consolidation or asset sale of the Company or in the event of the participant’s death or disability

Deferred Shares.   The Amended and Restated Plan also authorizes the grant of deferred shares, i.e., the right to receive a future delivery of shares of common stock, if certain conditions are met. The committee will select the participants who are granted awards of deferred shares and will establish the terms of each grant. The conditions established for earning the grant of deferred shares may include, for example, a requirement that certain performance objectives, such as those described above, be achieved. Deferred shares will vest and be released from the risk of forfeiture over a period of no less than three (3) years from the grant date, and, in the event of performance-based stock awards will vest and be released from the risk of forfeiture over a period of no less than one (1) year from the grant date; provided that the administrator may accelerate the vesting schedule for any deferred shares, including in the event of a merger, consolidation or asset sale of the Company or in the event of the participant’s death or disability

Performance Shares and Performance Units.   The Amended and Restated Plan also permits the grant of performance shares and performance units to participants selected by the committee. A performance share is an award designated in a specified number of shares of common stock that is payable in whole or in part, if and to the extent certain performance objectives are achieved. A performance unit is a cash bonus equal to $1.00 per unit awarded that is payable in whole or in part, if and to the extent certain performance objectives are achieved. The performance objectives will be prescribed by the committee for grants intended to qualify as “performance based compensation” under Section 162(m) and will be stated with reference to the performance objectives described above; provided, that each grant of performance shares or performance units will vest over a minimum period of one year. A grant of performance units may be settled by payment of cash, shares of common stock or a combination of cash and shares and may grant to the participant or reserve to the administrator the right to elect among these alternatives.

Merger, Consolidation or Asset Sale.   If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity.

Amendment and Termination.   No awards may be granted under the Amended and Restated Plan after October 2012, which is the tenth anniversary of the date on which the 2002 Stock Incentive Plan was initially adopted. The Board of Directors may amend or terminate the Amended and Restated Plan at any time, but an amendment will not become effective without the approval of our stockholders if it increases the aggregate number of shares of common stock that may be issued under the Amended and Restated Plan, materially increases the benefits accruing under the Amended and Restated Plan to participants, changes the class of employees eligible to receive incentive stock options or stockholder approval is required by any applicable law, regulation or rule, including any rule of the Nasdaq National Market. No amendment or termination shall, without a participant’s consent, adversely affect any rights of such participant under any award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an incentive stock option to become a nonqualified stock option shall not be treated as adversely affecting the rights of the participant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

	By:	/s/ THOMAS E. DUNN
Thomas E. Dunn
Executive Vice President, Chief Financial Officer, and Treasurer

Dated:	June 20, 2005